CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated November 25, 2020, relating to the financial statements and financial highlights, which appears in Aegon Emerging Markets Debt Fund’s Annual Report on Form N-CSR for the year ended September 30, 2020. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 28, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated November 25, 2020, relating to the financial statements and financial highlights, which appears in Mesirow Financial Enhanced Core Plus Fund, Mesirow Financial High Yield Fund and Mesirow Financial Small Cap Value Sustainability Fund’s Annual Report on Form N-CSR for the periods ended September 30, 2020. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 28, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated November 25, 2020, relating to the financial statements and financial highlights, which appears in Nicholas Partners Small Cap Growth Fund’s Annual Report on Form N-CSR for the year ended September 30, 2020. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 28, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated November 25, 2020, relating to the financial statements and financial highlights, which appears in RWC Global Emerging Equity Fund’s Annual Report on Form N-CSR for the year ended September 30, 2020. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 28, 2021